SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:
Preliminary Proxy Statement
|_| Confidential, for use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials by
|_| Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                    WORLD WIDE WIRELESS COMMUNICATIONS, INC.

                (Name of Registrant as Specified in its Charter)


                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.       Title of each class of securities to which transaction applies:



2.       Aggregate number of securities to which transaction applies:



3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



4.       Proposed maximum aggregate value of transaction:



5.       (Total fee paid:

|_| Fee previously paid with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.       Amount Previously Paid:



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4.       Date Filed:

                              WORLD WIDE WIRELESS
                                 COMMUNICATIONS

                                              February 15, 2001

Dear Shareholders:

     For many of you this letter will be the first written communication you have received from the Company and or its predecessor for quite some time. It goes without saying that the Company has recently experienced some difficult times. While we have not previously held a shareholders meeting we have tried to keep you informed of the Company's progress by timely filing our Securities and Exchange Commission reports, issuing press releases and by postings on our Web site.

     I write this letter principally because the Company's existing financing and its ability to continue to raise the requisite funds needed to meet our business plan are conditioned upon an affirmative vote to increase the number of authorized shares of Common Stock from a majority of our outstanding shares.

     To assist you in evaluating our proposals, I have set forth below a brief description of our financing alternatives. I have also taken this opportunity to provide both an explanation regarding the events that have taken place over the last 12 months and to share my vision as to what we can accomplish together over the next 12 months and beyond. The Annual Report of the Company for the year ended September 30, 2000, the Notice of Annual Meeting of the Shareholders, and the Proxy Statement are being mailed to each of you under separate cover on or about February 15, 2001.

     We are asking you to approve an increase in the number of authorized shares of our Common Stock. Approval of the proposal is very important to the continued operations of our company. We need the additional authorized shares of Common Stock in order to arrange critical financing for our company. We have outstanding debentures and warrants that require us to authorize additional shares of Common Stock in order to allow these holders to either convert or exercise their securities for Common Stock. Failure to provide the additional authorized shares of Common Stock will place us in a very difficult position to continue with our operations as we will not have sufficient funds to pay all immediate demands for certain converted debentures and warrants.

     In addition, we have entered into an "equity line of credit" financing arrangement with an institutional investor that will require us to issue additional shares of Common Stock. We will also need the additional authorized shares for capital needs in the near future.

     Furthermore, we have requested that the majority of our outstanding shares vote to allow the Company to issue up to a maximum of 10,000,000 shares of Preferred Stock. Such an approval would provide the Company with greater flexibility to raise financing in the future.

     We have explored, if not virtually exhausted, most traditional methods of financing. We initially presented our business plan and concept to commercial banks, venture capitalist and well known investment bankers at almost every tier. Because we did not meet most institutional investors basic charter requirements, we explored similar types of financing abroad. We then approached certain non-traditional investors and were fortunate enough to find equity financing with the help of Union Atlantic LLC.

     Given our current status as an operating company, and proof of concept and revenues we have been able to take a step up the financing ladder and obtain an equity line. We hope and believe that in the not too distant future we will qualify for even more attractive financing alternatives.

     Consequently, the success of our company depends upon your marking the enclosed proxy in the affirmative and returning your proxy in the enclosed envelop.

                               THE YEAR IN REVIEW

     On a personal note, I would like each shareholder to know that I take full and complete responsibility for the duties assigned to me as the Company's Chief Executive Officer. Clearly, management has not met all of its expectations. While I can assure you it is not from lack of effort, I fully understand that in the end - it is results that count.

     As a preface to my comments, I would like to make sure that none of my remarks pertaining to events outside our control are viewed as "the dog ate my homework." For example, while we, along with our competitors, clearly didn't anticipate the suspension of all MMDS licenses by the Argentinean Government, we understand that they are inherent risks when dealing with foreign governments and we take responsibility for accepting those risks.

     It has certainly been an eventful year. Often, the first measure of the status of a company is the stock price. And using the stock price as a measure, we have come down a long way from the euphoric highs of last March. While some of the decline can be attributed to the telecommunications market, and the Internet niche of that market, it also reflects investors' legitimate concerns with the growth of the Company and the ability of the Company to fulfill its business plan.

     It is true that the Company has been delayed in the deployment of its wireless Internet systems in Argentina, the United States, and, to a much lesser degree, in Thailand. In each of these cases, the delays have been principally caused by regulatory agencies of the national governments coping with a new technology and a new use of frequency spectrum previously reserved for television. The Argentina story has been previously reported on several occasions. A change in political administrations resulted in a freeze on all approvals of transfers of licenses. In September, the Argentina government revoked all MMDS licenses in the country. We have been in almost daily contact with the government in Buenos Aires about this situation. Our counsel, one of the leading telecommunications attorneys in Argentina is very familiar with the procedures and personalities in the Secretaria de Comunicaciones. He has received written confirmation that the reinstatement procedure is in its final stages but I am not going to predict when a final decision will be made.

     The actions of the Argentine government clearly has had a negative effect on the Company. It delayed what the Company had expected to be significant revenue streams. The loss of this potential revenue significantly impacted the floor price in our Debenture financing, created cash flow shortages, terminated financing opportunities and severely impacted our stock price. Perhaps, more significantly, it prevented the Company from being first to market with wireless Internet, two other companies having launched wireless service over different frequencies during the freeze/revocation period. If and when the Argentina government does allow us to operate there, the Company still believes that its quality of service, and its experiences in other countries, will result in a very successful operation in that country. Despite our continuing expectations of success in Argentina, the nearly one year delay caused by government regulators has been a set back.

     We have also experienced regulatory delays emanating from the United States Federal Communications Commission. In September, 1998 the FCC issued a detailed ruling freeing MMDS and ITFS frequencies in the United States for the transmission of data. Unfortunately, it was nearly two years later - in August, 2000 - before the FCC opened its application window to allow us and other MMDS/ITFS operators to apply for the needed two-way license. There were some competitive and technical reasons for the FCC's delay in opening the window, but the repeated delays created uncertainties, complicated financing and increased expenses.

     The Company did apply for two way licenses for its proposed operations in Ukiah, California, Vail, Colorado, Aspen, Colorado, Grand Rapids, Michigan, and Key West, Florida among others. It is expected that the FCC should issue two way licenses by the end of the second quarter of 2001. It is anticipated that - should the FCC granted licenses during the second quarter - that revenue generating two way service could commence in certain locations in the not too distant future.

     Thailand's regulatory postponements have not resulted in significant delays in deployment as yet, but it has affected the planning and preparation of any deployment. The Company controls licenses - with its Thai affiliate - for MMDS operations in Bangkok and many other cities "up country." The regulatory complications in Thailand were the result of an ongoing dispute between two agencies within the Department of Telecommunications ("DOT"). This internecine dispute, along with delays in the establishment of a new Frequency Allocation Board, has, for all practical purposes, frozen the issuance of additional Internet Service Provider licenses, a prerequisite for offering Internet service. This issue is of more than passing interest. Depending on how the dispute within the DOT was resolved, one of the agencies demands a 32% ownership of any ISP while the other demands no ownership interest.

     Within the past two months, the courts in Thailand ruled in favor of the Communications Authority of Thailand ("CAT"), the agency which requires that it own a third of any ISP. The competing agency continues its fight, but the Company has determined to secure a partnering agreement with one of the existing ISPs in order to be first (or among the first) to market. Depending on funding, we should be able to launch services in Thailand before the end of the year.

     These delays, while obvious set-backs in terms of timing for generating revenues, may, in some ways, actually benefit the Company in the long run. While many investors and observers have concentrated on the situation in Argentina, the Company has, rapidly and with a minimum of expense, built out a fully operational system in Lima, Peru. The operations in Lima continue to grow and provide revenue and proof of concept for the Company's business model in developing countries. More importantly - and remembering again that MMDS wireless Internet service, globally, is in its infant stages - the Lima build out and operations have provided the Company, and its technical and marketing staff, with invaluable information to be used in future locations. Our ability to predict timing, costs, and revenues, in other markets has now been significantly enhanced.

     The Patent Office's long-delayed grant of the Company's patent for its Distributed Wireless Call Processing System was issued last Spring. Thereafter, the Company submitted the patent to the Electrical Engineering Department of the University of California, Los Angeles for technical and commercial review and analysis. Currently, we are preparing documentation for distribution to potential interested developers and/or licensees for the patent. We believe that this approach to the final research and development needs of the patent will be the most effective way for us to exploit whatever commercial value exists with DWCPS.

     While the recent passing of our counsel Wayne Caldwell has left a void in the Company, the addition of our new Chief Operating Officer, Sonny Rath, should prove to be quite positive. We expect, very shortly, to hire additional management personnel to distribute the responsibility for on-going development of the Company to a larger number of specialized experts. We have invited to our annual meeting our partners and employees from Peru, Thailand, and India and hope that all or most of them will be able to attend. I think that you will be impressed with the quality of those individuals.

     We are excited about the three recent additions to our Board who we propose to be elected at the meeting. I will discuss each of them individually in more detail later, but the addition of Sonny Rath, John Cutter, and Andy Reckles provides a broad spectrum of experience and expertise to the Board. We hope to add an additional member to the Board from the telecommunications industry shortly.

     I look forward to meeting with as many of you as possible at our meeting on March 1st. I know that, given the disappointments we have all shared, it is sometimes hard to maintain enthusiasm and confidence. As I mentioned earlier, we are literally living the birth of a new industry. As a result, there are a number of complications, both foreseen and unforeseen. But the concept is a healthy one, the technology is developing and will shortly mature. I believe that the Company will survive these growing pains and ultimately fulfill all of our expectations.

                                        Sincerely yours,



                                        /s/

                              WORLD WIDE WIRELESS
                                 COMMUNICATIONS

                          520 Third Street, Suite 101
                            Oakland, California 94607


                  NOTICE OF 2001 ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 1, 2001


To the Shareholders:

     The 2001 Annual Meeting of Shareholders of World Wide Wireless Communications, Inc. (the "Company") will be held on Thursday, March 1, 2001, at 10:00 a.m. Pacific Time at 522 Second Street, Oakland, California, for the following purposes:

     1. To elect six directors, with the following persons to be presented at the meeting by the current Board of Directors for election to the Board of Directors: John Cutter, Douglas P. Haffer, Robert Klein, Sonny Rath, Ramsey Sweis and Andy Reckles.

     2. To approve an amendment to the Articles of Incorporation to increase the number of authorized Common Stock of the Company to 300,000,000 shares.

     3. To approve an amendment to the Articles of Incorporation to authorize the Company to issue up to a maximum of 10,000,000 shares of Preferred Stock.

     4.   To approve the Company's 2001 Stock Option Plan.

     5. To ratify the appointment of Reuben E. Price & Co. as the independent public accountants of the Company.

     6. To take action upon any other matters that may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed January 19, 2001 as the record date for determining shareholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting.

     ALL SHAREHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON, BUT EVEN IF YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE REQUESTED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY FORM AS PROMPTLY AS POSSIBLE TO ENSURE YOUR REPRESENTATION. SHAREHOLDERS ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF THEY HAVE PREVIOUSLY SUBMITTED THEIR PROXY.

February 15, 2001

                                            By order of the Board of Directors


                                             /s/
                                            Douglas P. Haffer,
                                            President

                    WORLD WIDE WIRELESS COMMUNICATIONS, INC.
                           520 Third Street, Suite 101
                            Oakland, California 94607

                                 ---------------
                                 Proxy Statement
                                 ---------------


                     For the Annual Meeting of Shareholders
                     to be held on Thursday, March 1, 2001

     This Proxy Statement and the accompanying proxy card are furnished to the shareholders (the "Shareholders") of World Wide Wireless Communications, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors for use at the 2001 Annual Meeting of Shareholders (the "Meeting"). The Meeting will be held on Thursday, March 1, 2001, beginning at 10:00 a.m. Pacific Time at 522 Second Street, Oakland, California. The Annual Report of the Company for the year ended September 30, 2000, the Notice of Annual Meeting, and this Proxy Statement are being mailed to the Shareholders on or about February 15, 2001.

     The enclosed Proxy is solicited by our Board of Directors.

     We are paying all costs of preparing, assembling and mailing this Proxy Statement. We have made arrangements to forward copies of proxy materials to brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy soliciting material to the beneficial owners of the Common Stock of the Company at our expense. In addition to the solicitation of proxies by mail, some of our officers, directors and regular employees may without additional compensation solicit proxies by telephone or personal interview. We will bear the costs of these solicitations.

                    OUTSTANDING SECURITIES AND VOTING RIGHTS

     The record date for determining the shareholders entitled to vote at the meeting is January 19, 2001. As of that date, there were 89,417,795 shares of Common Stock issued and outstanding and entitled to vote at the Meeting. There were no shares of any other class of stock outstanding which were entitled to vote as of that date. It is important that your shares be represented at the Meeting. Please complete and sign the enclosed Proxy and return it to us.

     A majority of our outstanding shares, which includes the voting power that is present in person or proxy at the Meeting, regardless of whether the proxy has authority to vote on all of the matters, constitutes a quorum for the transaction of business at the Meeting. The nominees for election to the Board of Directors who receive the greatest number of votes cast for the election of Directors by shares present, in person or by proxy, shall be elected Directors. To approve the proposed amendments to our Articles of Incorporation, a majority of outstanding shares of Common Stock entitled to vote on the proposed amendment must vote in favor of the amendment. To approve our 2001 Stock Option Plan ("the Plan"), a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the meeting must vote in favor of approving the Plan. To ratify the appointment of our independent public accountants, a majority of outstanding shares of Common Stock entitled to vote on the proposal must vote in favor of the proposal.

                                  PROXY VOTING

     Shares for which proxy cards are properly executed and returned, or properly voted telephonically, will be voted at the Meeting in accordance with directions noted thereon or, in the absence of directions, will be voted "FOR" the election of each nominee to the Board of Directors named under Proposal No. 1, "FOR" the approval of our 2001 Stock Option Plan, "FOR" approval of the amending the Articles of Incorporation to authorize us to issue up to a maximum of 10,000,000 shares of Preferred Stock, "FOR" approval of amending the Articles of Incorporation to increase the authorized number of shares of our Common Stock to 300,000,000, and "FOR" ratification of Reuben E. Price & Co. as our independent public accountants. Should any other business properly come before the meeting, the person or persons named as the proxy shall be allowed to vote on such a matter as that person or those persons determine in his, her or their sole discretion.

     The manner in which your shares may be voted by proxy depends on how your shares are held. If you own shares of record, meaning that your shares of Common Stock are represented by certificates or book entries in your name so that you appear as a stockholder on the records of our stock transfer agent, a proxy form for voting those shares will be included with this proxy statement. You may vote those shares by completing, signing and returning the proxy card in the enclosed envelope.

     If you own shares through a bank or brokerage firm account, you may instead receive a voting instruction form with this proxy statement, which you may use to instruct how your shares should be voted. Just as with a proxy, you may vote those shares by completing, signing and returning the voting instruction form in the enclosed envelope. Many banks and brokerage firms have arranged for internet or telephonic voting of shares and provide instructions for using those services on the voting instruction form.

                   ATTENDANCE AND VOTING AT THE ANNUAL MEETING

     If you own shares of record, you may attend the Meeting and vote in person, regardless of whether you have previously voted on a proxy card or telephonically. If you own shares through a bank or brokerage firm account, you may attend the Meeting, but in order to vote your shares at the Meeting, you must obtain a "legal proxy" from the bank or brokerage firm that holds your shares. You should contact your account representative to learn how to obtain a "legal proxy." We encourage you to vote your shares in advance of the Meeting date by one of the methods described above, even if you plan on attending the Meeting. You may change or revoke your proxy at the Meeting as described below even if you have already voted.

                                   ABSTENTION

     Abstention votes will be counted as present or represented at the Meeting for purposes of determining whether a quorum exists. Broker non-votes will not be counted as present or represented at the Meeting for the purpose of determining whether a quorum exists. A majority of the outstanding shares of Common Stock present in person or represented by proxy constitutes a quorum for the transaction of business at the Meeting. In the election of Directors, an abstention will have no effect on the outcome. Abstention from voting will have the same effect as voting against the proposals to amend our Articles of Incorporation, against the approval of our 2001 Stock Option Plan, and against the ratification of the independent public accountants.

                                   REVOCATION

     Any person who completes the enclosed proxy form may revoke that proxy at any time prior to its exercise by delivering to the Secretary of our company a written notice of revocation or a duly executed proxy form bearing a later date or by attending the Meeting and voting in person. Any stockholder holding shares through a bank or brokerage firm may revoke a previously granted proxy or change previously given voting instructions by contacting the bank or brokerage firm, or by obtaining a "legal proxy" from the bank or brokerage firm and voting at the Meeting. A person may also revoke a proxy by attending the Meeting and voting his or her shares personally. Proxies that have been properly dated, signed and returned will be voted in accordance with the instructions given by the shareholder.

                                PROPOSAL NUMBER 1

                              ELECTION OF DIRECTORS

     Our Bylaws provide that the Board of Directors shall consist of between one and fifteen members, with the exact number of directors to be determined by the Board of Directors. In January, 2001, the Board of Directors set the number of directors at six, and there are currently five members of the Board of Directors. Wayne Caldwell and Mohammad Ali Guidfar resigned from the Board of Directors in December, 2000 and January, 2001, respectively. Mr. Caldwell was replaced on the Board of Directors by Sonny Rath. Mr. Guidfar was replaced on the Board of Directors by John Cutter.

     Persons may be nominated for election to the Board of Directors by the shareholders upon the making of a proper motion at the Meeting.

     Six directors are to be elected at the Meeting to serve until the following annual meeting of shareholders. The Board of Directors will present at the Meeting for election and recommend a vote FOR the following nominees: John Cutter, Douglas P. Haffer, Robert Klein, Sonny Rath, Ramsey Sweis and Andy Reckles. Each nominee was recommended unanimously by the Board of Directors for presentation to the shareholders for election at the Meeting.

     Persons receiving a plurality of the votes cast at the Meeting will be elected to the Board of Directors. A "plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen. Votes against any candidate and any shares not voted (such as by abstention or broker non-votes) will have no impact on the election of directors. All proxies will be voted FOR the election of each of these nominees unless authority to vote for the election of any nominee or nominees is withheld by the shareholder giving the proxy. If any nominee should unexpectedly decline or be unable to act as a director, the proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors does not believe that any nominee will decline to serve.

     Shareholders are entitled to one vote for each share held; however, in the election of directors, each shareholder has cumulative voting rights. For the election of directors, each holder of stock possessing voting power is entitled to as many votes as equal to the number of his or her shares of stock multiplied by the number of directors to be elected. Under cumulative voting, each shareholder may cast all of his or her votes for a single director candidate or distribute those votes among any or all candidates he or she chooses. In order for the shareholders to exercise the right of cumulative voting, one or more of the shareholders requesting cumulative voting must give written notice to the President or Secretary of our company that the shareholder desires that the voting for the election of directors be cumulative. The notice must be given not less than 48 hours before the time fixed for holding the Meeting, if notice of the Meeting has been given at least 10 days before the date of the Meeting, and otherwise not less than 24 hours before the Meeting. Proxy holders are given discretionary authority to cumulate votes on shares for which they hold a proxy. Shareholders who do not wish to cumulate their votes in elections of directors will be entitled to cast one vote per share held for any candidate.

     Background information with respect to the six nominees for election to the Board of Directors is set forth below.

                   NOMINEES FOR ELECTION TO BOARD OF DIRECTORS

     John Cutter has a long history of initiating, developing and managing businesses. He currently serves as Executive Vice President of Pacific Lasercraft, a company founded to develop and market a patented laser-guided woodworking tool Mr. Cutter designed. He also served as Chairman of Seabright Laboratories, which he founded to design and produce patented environmentally friendly pest control products. He founded the company in 1979. Mr. Cutter has founded and/or directed numerous different entities including Cutter Laboratories, Pacific Waters, The California Cystic Fibrosis Research Foundation and Cutter Lumber Products.

     Douglas P. Haffer has been our Chief Executive Officer and Chief Financial Officer since April, 1998. Mr. Haffer has practiced law in San Francisco, Beverly Hills, and Washington D.C. for twenty-five years. During that time he served as general counsel and/or vice president, and on the Board of Directors, of several corporations, including Commercial Bank of San Francisco, Aca Joe Inc., Finet Holdings Corporation, Worldwide Wireless Inc. and Uniprise Systems, Incorporated. His legal practice concentrated primarily on providing legal counseling to small or start-up businesses. In addition, a significant part of his practice contained an international aspect involving foreign investors seeking investment platforms in the United States. Mr. Haffer attended the University of Wisconsin, Madison from 1965 to 1969 where he received his Bachelor of Arts degree with honors with a major in Latin American history, and was elected to Phi Beta Kappa. He then attended Harvard Law School from which he graduated in 1972 with a Juris Doctor degree. Mr. Haffer lived in Latin America for seven years and reads, writes and speaks Spanish fluently. He has been a lecturer and adjunct professor of law at the University of San Francisco Law School and at the University of California at Davis School of Law.

     Robert Klein's experience includes an active twenty-year career in the securities industry handling a wide range of duties including management roles and institutional trading. For the past fifteen years a major emphasis has been placed on packaging complex transactions on behalf of corporate clients resulting in the creation and sale of marketable securities. The past five years has been spent on public company development. Since 1993, Mr. Klein has been self-employed through Weissgeld Capital Group, Ltd., a company he founded. In the past, he served as a director for three brokerage firms, including Yorkton Securities. He is currently a director of Asdar Inc. Mr. Klein has a degree in Applied Mathematics from the University of Waterloo, and an FCSI designation from the Canadian Securities Institute.

     Sonny Rath offers significant experience in the telecommunications industry. Most recently, he served as Head of Operations and Channel Partner Development for the Vicorp Division of Qwest Communications from February 2000 to the present. Prior to that he held senior management positions at Qwest from May 1999 to February 2000 and Allegiance Telecom from March 1999 to May 1999. Mr. Rath also spent eleven years at GTE Communications, now Verizon, in various positions ultimately becoming Senior Project Manager of Information Technology designing technology infrastructure. Mr. Rath has a degree in Mechanical Engineering. Mr. Rath has been appointed as Chief Operating Officer of our company contingent upon additional funding to be received no later than February 28, 2001.

     Andy Reckles has more than seven years of experience in the finance industry. He has served in his present capacity as Managing Director of Investment Banking for vFinance since December of 1999. Prior to this position he originated, structured and financed in excess of seventy different transactions totaling over $350 mm during his four year tenure as Managing Director of the Specialty Finance Division for JWGenesis Securities. He began his career with Prudential Securities where he was awarded the prestigious Top Gun award and National Rookie of the Year in 1993.

     Ramsey Sweis has had extensive experience in management and in the product design industry. He has been a leader and developer of high performance teams by enabling, training and motivating team members. In the recent past he has provided computer and engineering services to General Motors and Chrysler Corporation. In connection with those activities Mr. Sweis has developed designs between engineering, prototype models, tooling and vendor sources. Mr. Sweis resides in Roseville, Michigan. He currently serves as a Program Manager for Hanke Training & Design of Clawson Michigan. From 1997 to 1999 Mr. Sweis served as a designer for Computer and Engineering Services of Rochester Hills, Michigan. From 1991 to 1997, Mr. Sweis was a design leader for Megatech Engineering of Warren Michigan.

     Directors are elected at annual meetings of the shareholders to terms that extend until the following annual meeting. Officers are appointed by, and serve at the discretion of, the Board of Directors.

Board Committees, Meetings

     The Board of Directors established an Audit Committee on January 31, 2001. Prior to the establishment of the Audit Committee, the Board of Directors handled all matters regarding the auditing of our company. Members of the Audit Committee consist of John Cutter, Robert Klein and Ramsey Sweis.

     The Board of Directors has reviewed and discussed our audited financial statements for the fiscal year ended September 30, 2000 with our management.

     Our independent auditors are Reuben E. Price & Co. The Audit Committee has discussed with Reuben E. Price & Co. the matters required to be discussed by SAS 61.

     The Audit Committee has received the written disclosures and the letter from Reuben E. Price & Co. required by Independence Standards Board Standard No. 1, and the Audit Committee has discussed with Reuben E. Price & Co. that firm's independence from our company.

     The Audit Committee did not, based on the review and discussions described above, recommend to the Board of Directors that our audited financial statements for the fiscal year ended September 30, 2000 should be included in our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2000 (the "Form 10-KSB") that was filed with the Securities and Exchange Commission. The Audit Committee did not do so because it was not formed at the time the Form 10-KSB was filed with the SEC.

     The Board of Directors has not adopted a written charter for the Audit Committee. The Board of Directors plans to adopt a written charter for the Audit Committee on or before February 15, 2001.

     The Board of Directors has not established a compensation or a nominating committee to date. The full Board of Directors makes recommendations concerning the submission of candidates at shareholders' meetings for election to the Board of Directors. The Board of Directors may establish committees if it deems it advisable to do so or if the size of the Board of Directors expands to the extent that the Board of Directors deems it appropriate to create additional committees.

     The Board of Directors met 17 times in 2000, and it has met 5 times in 2001. Each director has attended at least 75% of all meetings of the Board of Directors during such period as that director has been a member of the Board of Directors.

Transactions Concerning Board of Directors

     Mr. Andy Reckles, a nominee for election to the Board of Directors, is a partner with Union Atlantic Capital ("Union Atlantic"). Union Atlantic served as the placement agent for a securities purchase agreement to issue convertible subordinated debentures (the "Debentures Agreement") which we entered into with certain investors in April, 2000. As the placement agent for the Debentures Agreement, Union Atlantic received a placement agent fee.

     We recently reached an agreement with the investors whereby we amended the Debentures Agreement and the first amendment thereto (the "Second Amendment"). As part of the Second Amendment, Union Atlantic served as a consultant to the investors and received a consultant fee.

     We have entered into a new equity line agreement with investors wherein Union Atlantic will receive certain fees every time we exercise options as part of the agreement.

     In addition, Mr. Reckles is also about to enter into a stock purchase agreement with us wherein he will purchase 2,000,000 shares of Common Stock for $0.125 per share.

     As of September 2000, other than the discussion above and other than employment agreements and the 1998 Stock Option Plan, there have been no transactions to which we were a party involving $60,000 or more and in which any director, executive officer or holder of more than five percent of our capital stock had a material interest.

Relationships Between Directors and Executive Officers

     There are no family relationships between the directors and executive officers of our company.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of a registered class of our company's equity securities, to file reports of ownership and changes in ownership with respect to the securities of our company and its affiliates with the SEC and to furnish copies of these reports to our company. We believe that during fiscal year 2000, Douglas Haffer, Wayne Caldwell, Ramsey Sweis, Robert Klein and Dana Miller each filed a Form 3 late. Ramsey Sweis filed a Form 4 late. We believe that Mohammad Ali Guidfar and Worldwide Wireless Inc. have not filed the required Form 3. Mr. Guidfar is no longer a Director.

                 SECURITIES OWNERSHIP OF MANAGEMENT AND CERTAIN
                               BENEFICIAL OWNERS

     The following table sets forth certain information regarding the number of shares of the voting securities which each 5% or greater shareholder, director, each nominee for election to our Board of Directors and our executive officers owned as of January 19, 2001 as well as the percentages of shares which the executive officers and directors owned as a group as of that date.

                                                             Number of Shares             Percentage of
Name of Named Executive Officer and Director (1)            Beneficially Owned         Shares Outstanding
------------------------------------------------            -------------------        -------------------
Douglas P. Haffer (2)................................            7,341,073                      8.2%
Ramsey Sweis (3).....................................              250,000                      *
Robert Klein (4) ....................................              250,000                      *
John Cutter .........................................            2,718,500                      3%
Andy Reckles (5).....................................
Sonny Rath...........................................                    0                      0
Executive Officers and Directors as a Group..........           12,088,573                     13.5%

Name of Beneficial Owner
-------------------------
World Wide Wireless, Inc.............................           17,315,170                     19.4%
c/o Lofton & Associates,
3233 East Broadway
Long Beach, CA 90803(6)
----------------
* Less than 1%


This table is based upon information supplied by officers, directors and principal shareholders. Percentages are based on 89,417,795 shares of Common Stock outstanding on January 19, 2001.

(1) The address for each of the named executive officers and directors is c/o World Wide Wireless Communications, Inc., 520 Third Street, Suite 101, Oakland, CA 94607.

(2) Includes 1,600,000 shares subject to options that are immediately exercisable.

(3) Includes 250,000 shares subject to options that are immediately exercisable.

(4) Includes 250,000 shares subject to options that are immediately exercisable.

(5) Mr. Reckles is about to enter into a stock purchase agreement with us wherein he will purchase 2,000,000 shares of Common Stock for $0.125 per share.

(6) We believe that Michael Lynch is a majority owner of World Wide Wireless, Inc. and TSI Technologies, Inc. Mr. Lynch is not an officer or director of World Wide Wireless Communications, Inc.

     Our executive officers and directors and their ages as of January 19, 2001 are as follows:

Name                     Age     Position                 Period of Service
----                     ---     --------                 -----------------

Douglas P. Haffer......  52     Chairman of the Board,   April 1998 to present
                                CEO and CFO
Sonny Rath ............  36     COO                      January 2001 to present

John Cutter ...........  71     Director                 January 2001 to present

Dana Miller ...........  39     Vice President           May 1999 to present

Ramsey Sweis ..........  35     Director                 May 1998 to present

Robert Klein ..........  52     Director                 May 1998 to present

     Dana Miller was Director of Licensing and Acquisitions for National Micro-Vision Systems, Inc. from 1995 to 1996. He worked extensively with the Federal Communications Commission and FCC legal counsel and was responsible for compliance with all FCC regulations. Mr. Miller also coordinated acquisitions of microwave television licenses throughout the United States. He has negotiated FCC lease agreements with educational institutions and nonprofit organizations. From 1996 to 1998 Mr. Miller was a self-employed telecommunications consultant. He is an expert in FCC license application, FCC petition, and license acquisition and maintenance. His accomplishments include resolution of a recent long-term, complex conflict between us and another national wireless firm, freeing us up to implement high-speed wireless Internet operations in the San Francisco metropolitan area.

     The background information for Mr. Cutter, Mr. Haffer, Mr. Rath, Mr. Klein, Mr. Reckles and Mr. Sweis are provided under Proposal No. 1 above.

Director Compensation

     Directors receive no compensation for serving as directors, except that:

     o Mr. Sweis received options to purchase 250,000 shares of common stock on October 22, 1998, at an exercise price of $0.095 per share. All of Mr. Sweis' options vested immediately upon the date of grant. The expiration date for Mr. Sweis to exercise the options is October 21, 2003. To date, Mr. Sweis has not exercised any options for shares of common stock.

     o Mr. Klein received options to purchase 250,000 shares of common stock on October 22, 1998, at an exercise price of $0.095 per share. All of Mr. Klein's options vested immediately upon the date of grant. The expiration date for Mr. Klein to exercise the options is October 21, 2003. To date, Mr. Klein has not exercised any options for shares of common stock.

     o Mr. Guidfar received options to purchase 100,000 shares of common stock in August, 2000, at an exercise price of $0.59 per share. All of Mr. Guidfar's options vested immediately upon the date of grant. Mr. Guidfar served as a Director of the Company from August, 2000 to December 15, 2000. The expiration date for Mr. Guidfar to exercise the options is August, 2005. To date, Mr. Guidfar has not exercised any options for shares of common stock.

Employment Contracts

     We have entered into an employment agreement with Mr. Haffer, which provides for an initial term of three years commencing February 1, 2000 at an initial annual base salary of $230,000 plus an annual performance bonus of not less than $23,000. Any bonus in excess of $23,000 will be at the sole discretion of our Board and will not be tied to a fixed set of objective criteria. Mr. Haffer's employment agreement also contains a termination provision that requires us to pay him his annual compensation and minimum bonus amounts remaining on his three-year contract if he is terminated without cause.

Executive Compensation

     The following table summarizes information regarding the salary and bonus we paid to Mr. Haffer, our Chief Executive Officer, during our company's last three completed fiscal years. Mr. Haffer was the only officer who received a salary plus bonus that exceeded $100,000 during that period.

                           Summary Compensation Table

                                                            Annual Compensation         Long-Term Compensation
                                                        ---------------------------  ----------------------------
                                                                                                Awards
                                                                                     ----------------------------
                                                                                                     Securities
                                                                                      Restricted     Underlying
                                                                                         Stock       Options and
Name and Principal Position                                Salary         Bonus         Awards        Warrants
----------------------------                               -------       -------       --------       ---------
Douglas P. Haffer......................       2000        $220,000       $23,000*          0           800,000
Chairman, CEO and CFO                         1999         106,000        16,017           0           800,000
                                              1998               0             0                             0
----------------
* Bonus was earned in fiscal year 2000 but was received in fiscal year 2001.

Option Grants

     The following table sets forth information concerning grants of stock options to Douglas P. Haffer, our Chief Executive Officer for the fiscal year ended September 30, 2000. He is the only named executive officer for this period. All options were granted under the 1998 Stock Option Plan. Shareholders never approved our 1998 Stock Option Plan, and therefore, all incentive stock options granted under the 1998 Stock Option Plan are classified and taxed as non-statutory stock options.

                     Options Granted during Fiscal Year 2000
                                                            Percent of
                                                 Number of   options
                                     Fiscal     Securities  granted to                   Options
                                      Year      Underlying   employees     Exercise     Exercised
                                     Options      Options      from          Price        as of      Expiration
                                     Granted      Granted     9/30/99      ($/Share)     9/30/00        Date
                                    --------     --------     -------      --------      -------        -----
Douglas P. Haffer                     2000        800,000       50%          $1.62          0          2/1/05
Chairman, CEO & CFO

     On February 1, 2000, Mr. Haffer received an option to purchase 800,000 shares of our Common Stock at an exercise price "at the lowest price permitted under our 1998 Stock Option Plan such that the grant or exercise of the options will not create a taxable event." All 800,000 shares vested immediately. The expiration date of the option is 5 years from the date of grant. The option will be treated as non-statutory stock options.

                 Aggregated Option/ SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values
                                                           Number of Securities       Value of Unexercised
                                                          Underlying Unexercised          In-the-Money
                                                              Options/SARs at            Options/SARs at
                                                            September 30, 2000         September 30, 2000
Name                                                     Exercisable/Unexercisable  Exercisable/Unexercisable
------                                                  -------------------------- --------------------------
Douglas P. Haffer..............................                 1,600,000/0                    0/0
Chairman, CEO & CFO

                                PROPOSAL NUMBER 2

                  INCREASE IN AUTHORIZED SHARES OF COMMON STOCK

     The Articles of Incorporation currently authorizes us to issue a maximum of 100,000,000 shares of Common Stock. Under Nevada law, subject to certain exceptions which are inapplicable to the present proposal, we may not issue any shares more than the 100,000,000 shares of Common Stock unless the Articles of Incorporation are amended to allow us to issue a greater number.

     To pay for future growth and possible joint ventures, we will need to raise additional funds. One way to further our growth is by raising funds through sales of our Common Stock shares. In April, 2000, we entered into the Securities Purchase Agreement dated as of April 14, 2000 among World Wide Wireless Communications, Inc. and certain investors (the "Securities Purchase Agreement"). On November 15, 2000, the Company and these investors entered into a Second Amendment (the "Second Amendment") to that Securities Purchase Agreement. In order to meet our obligations under that agreement, we are required to reserve a sufficient number of shares of Common Stock for issuance upon the exercise and conversion of various debentures and warrants to those investors. This will require that we increase the number of shares we are authorized to issue under our Articles of Incorporation to beyond 100,000,000. Under the terms of the Second Amendment to the Securities Purchase Agreement, we are required to obtain approval of this amendment by no later than March 1, 2001.

     By increasing the number of shares of Common Stock that we are authorized to issue, we will be able to abide by the terms of the Second Amendment. Further, the proposed amendment will authorize additional shares of Common Stock to provide us greater flexibility to make such issuances as may be necessary to complete acquisitions or other corporate transactions and to issue shares in connection with our stock option plan.

Description of Amendment -- Legal Effect

     The text of the proposed amendment to the Articles of Incorporation (the "Amendment") is set forth in Appendix A to this Proxy Statement. The following summarizes the material provisions of the Amendment.

     If approved by the shareholders, the Amendment would allow us to issue a maximum of 300,000,000 shares of Common Stock. This is an increase of 200,000,000 shares over the limit currently contained in the Articles of Incorporation.

     If the shareholders approve the Amendment, the Amendment to the Articles of Incorporation will be submitted for filing with the Nevada Secretary of State. The Amendment will enter into effect upon its acceptance for filing by the Nevada Secretary of State.

Effect of Lack of Approval

     The shareholders should be aware that in the event that this Amendment is not approved, we will be faced with serious difficulties in conducting crucial transactions. Most immediately and importantly, if this Amendment is not approved and we are not able to reserve and issue a sufficient number of shares of Common Stock for issuance upon the exercise and conversion of debentures and warrants to the investors, we will have been deemed to have created an event of default ("Event of Default") under the debentures from the Second Amendment. Upon the occurrence of an Event of Default, the investors from the Second Amendment may immediately declare that a principal amount plus accrued interest (the "Aggregate Principal Amount") is due and payable to the investors from us. Such a demand by the investors will place us in a very difficult position to continue with our operations as we will not have sufficient funds to pay all immediate demands for payment on the Aggregate Principal Amount.

     Further, if this Amendment is not approved, we will not be able to issue shares of Common Stock that the Board of Directors determines to be necessary or advisable for raising additional capital for use in our business and operations, or for use in connection with establishment of strategic relationships with potential strategic partners.

Required Vote for Approval

     Approval of the Amendment will require the affirmative vote of a majority of the outstanding shares of our company's stock. Because the affirmative vote of a majority of all of the outstanding shares is required to approve the Amendment, rather than only a majority present at the Meeting, shares that are not present at the Meeting and do not vote will have the effect of voting against the Amendment.

     The Board of Directors recommends that the shareholders vote "FOR" approval of Amendment to the Articles of Incorporation to increase the authorized shares of our Common Stock to 300,000,000.

                                PROPOSAL NUMBER 3

                ISSUANCE OF AUTHORIZED SHARES OF PREFERRED STOCK

     The Articles of Incorporation currently do not authorize us to issue any Preferred Stock. Under Nevada law, if a corporation desires to have more than one class or series of stock, the Articles of Incorporation must prescribe, or vest authority in the board of directors to prescribe, the classes, series and the number of each class or series of stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of each class or series of stock.

     The principal purpose of the proposed amendment to the Articles of Incorporation as discussed in this Proposal No. 3 (the "Preferred Stock Amendment") is to provide us with shares of Preferred Stock to be available for issuance in future transactions in the event the Board of Directors determines any such issuance is necessary or advisable for any proper corporate purposes. Such purposes may include, without limitation, issuances in public or private sales for cash as a means of raising additional capital for use in our business and operations, or issuances in connection with the establishment of a strategic relationship with a strategic partner. The Board of Directors anticipates authorizing the issuance of additional shares of Preferred Stock from time to time upon terms the Board of Directors deems to be in the best interests of our company and its stockholders. The Board of Directors has concluded that in order to provide for our future growth, the ability to issue preferred stock is necessary.

Description of Amendment -- Legal Effect

     The text of the Preferred Stock Amendment is set forth in Appendix A to this Proxy Statement. The following summarizes the material provisions of the Amendment.

     If approved by the shareholders, the Preferred Stock Amendment would allow us to issue up to a maximum of 10,000,000 shares of Preferred Stock in one or more series containing such designations, powers, preferences, rights, restrictions, qualifications and other terms and conditions, as the Board of Directors may from time to time determine. The Board of Directors could issue any such series of Preferred Stock without requiring future stockholder approval of such issuances, except as may be required by (i) applicable law, (ii) NASD or other applicable stock exchange requirements, or (iii) the terms of any series of outstanding shares of Preferred Stock.

     Although the Board of Directors' potential issuance of Preferred Stock may not, in and of itself, have any immediate effect on the rights of the holders of shares of Common Stock, the issuance of shares in one or more series of Preferred Stock could, depending on the nature of the rights and preferences granted to a newly issued series of Preferred Stock, affect the holders of shares of Common Stock in a number of respects, including the following:

     o By diluting the voting power of holders of Common Stock, to the extent that a new series of Preferred Stock has voting rights;

     o By reducing the amount otherwise available for payment on dividends on Common Stock, to the extent dividends are payable on shares of a new series of Preferred Stock;

     o By diluting the market price of the Common Stock, to the extent that a new series of Preferred Stock provides for the conversion of such Preferred Stock into Common Stock at prices that could be below the fair market value of the Common Stock; and

     o By reducing the amount otherwise available for payment upon liquidation of our company to holders of Common Stock, to the extent of any liquidation preference on a new series of Preferred Stock.

     In addition, although the Preferred Stock Amendment is not motivated by takeover concerns and is not considered or intended by the Board of Directors to be an anti-takeover measure, the availability of authorized shares of Preferred Stock could enable the Board of Directors to make more difficult, discourage or prevent an attempt by a person, group or entity to obtain control of our company by a merger, tender offer, proxy contest or other means.

     If the shareholders approve the Amendment, the Amendment to the Articles of Incorporation will be submitted for filing with the Nevada Secretary of State. The Amendment will enter into effect upon its acceptance for filing by the Nevada Secretary of State.

Required Vote for Approval

     Approval of the Preferred Stock Amendment will require the affirmative vote of a majority of the outstanding shares of our company's stock. Because the affirmative vote of a majority of all of the outstanding shares is required to approve the Preferred Stock Amendment, rather than only a majority present at the Meeting, shares that are not present at the Meeting and do not vote will have the effect of voting against the Preferred Stock Amendment.

     The Board of Directors recommends that the shareholders vote "FOR" approval of Amendment to the Articles of Incorporation to authorize our company to issue up to a maximum of 10,000,000 shares of Preferred Stock.

                                PROPOSAL NUMBER 4

                       APPROVAL OF 2001 STOCK OPTION PLAN

     The Board of Directors adopted the World Wide Wireless Communications, Inc., 2001 Incentive Stock Option Plan ("the Plan") on January 31, 2001, subject to approval by the shareholders. As has been discussed in the financial press, stock options have become the currency necessary to attract and hold able personnel. Also, they are an important tool used to provide incentives for good performance. The Board of Directors concluded that a stock option plan was necessary if we are to achieve our goals. The shareholders are being asked to consider and approve the Plan at the Meeting.

     The following is a summary of the key provisions of the Plan and a general discussion of the federal income tax aspects of the Plan to us and the recipients of the options. A copy of the Plan is attached to these proxy materials as Appendix B, and the summary contained in this Proxy Statement only summarizes certain portions of the Plan. For a complete description of the Plan, the Plan should be read in its entirety.

Purpose

     The Board of Directors designed the Plan in an effort to retain and provide non-cash incentives to employees, directors and consultants and reward them for making major contributions to the success of the Company. The Plan gives these directors, employees and consultants the ability to acquire our shares, at a predetermined price for a period of time specified in the agreement between the person who is given the option (the "option holder") and us. The Plan is designed to encourage key employees, directors and consultants to contribute to our success by giving them a common interest with the shareholders in increasing the value of the Common Stock. The Board of Directors also believes that options issued under the Plan may be used to attract additional capable employees, directors and consultants to join us.

Administration

     The Plan will be administered by the Board of Directors, however, the Board may delegate such administration to an Executive Compensation Committee (the "Committee," which is not yet formed at the present time) or such other committee that is designated by the Board. If at any time the Committee will not be in existence, the Board will administer the Plan and all references to the Committee herein will include the Board. The Committee shall be comprised of not less than two independent members of the Board who are not employees or officers of World Wide Wireless Communications, Inc. The Committee shall have the authority to grant the options, to determine those persons who are eligible to receive the options and to evaluate the fair market value of the stock covered by the grant. The Committee also has the authority to amend or rescind rules and regulations related to the Plan's administration. In addition, the Board or Committee, with the consent of the option holder, may amend any outstanding grant or the exercise date and may determine what effect any leave of absence, not constituting termination, will have on the grant. The interpretations of the Committee or Board of any provision of the Plan are conclusive and final.

Eligibility

     The plan allows for the grant of incentive stock options ("ISOs"), which are options that qualify as incentive stock options under the Internal Revenue Code of 1986, to employees of our company. An ISO may be issued to an officer or director provided they are also employees of the Company. The Plan also allows for the grant of non-statutory stock options ("NSOs"), which do not qualify as incentive stock options, to directors, employees and consultants of the Company other than members of the Committee.

Shares Subject to the Plan

     We may grant options to purchase a maximum of 7,500,000 shares of our Common Stock (the "Stock") under the Plan. The number of shares set aside for issuance under the Plan is subject to adjustments made in the case that the Committee determines that any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Stock or other securities of our company, issuance of warrants or other rights to purchase Stock or other securities of our company, or other similar corporate transaction or event affects the Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

Terms of Option Grants

     Any participant who the Committee determines is eligible for a stock option grant must enter into a stock option agreement with us prior to receiving the options. That agreement will set forth the various terms of the option, in such form and substance as the Committee will approve.

Exercise Price and Type of Payment

     Subject to the discussion below, the exercise price of each option granted under the Plan will be established by the Committee. The Plan states that in the case of ISOs or NSOs if the person to whom the option is granted owns more than ten percent of the shares outstanding, the exercise price must be no less than 110% of the fair market value of the stock as of the date of grant.

     The fair market value shall be determined by the Committee pursuant to such methods or procedures as stated in the Plan.

     The Plan provides that options may be exercised through payment of cash or other methods as determined by the Committee including other mature shares of the Company having a then fair market value equal to the exercise price of such shares.

Term

     No options will be exercisable after the expiration of ten (10) years from the date it was granted. Any Re-Load Options (as defined in the Plan) that are granted to a 10% Shareholder (as defined below) will have a term no longer than five (5) years.

     The Plan defines a "10% Shareholder" as a person who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its affiliates.

     The total number of shares subject to an option may, but need not, be allotted in period installments. The option agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the option became vested but was not fully exercised. The option may be subject to such other terms or conditions as the Committee may deem appropriate, provided that in no event will stock options vest at a rate of less than 20% of the shares subject to the option per annum.

Term of Plan

     The Plan shall become effective of the date it is approved by the shareholders. The Plan shall terminate ten years later, subject to earlier termination by the Board.

     The Board of Directors may amend or terminate the Plan at any time, and the Board of Directors or the Committee may discontinue granting options under the Plan at any time. All material amendments to the Plan will require approval of the shareholders. Amendments to the Plan or the termination of the Plan will not adversely affect the rights of option holders under their stock option agreements unless the individual option holders consent to the amendment or termination of their options.

Federal Income Tax Consequences

     The following is a general discussion of the federal income tax consequences related to the issuance and exercise of the options and the sale of the shares of Common Stock acquired on exercise of the options. The discussion is not a complete analysis of all federal income tax consequences and does not cover all specific transactions which may occur.

Non-Statutory Stock Options

     Under existing Department of Treasury Regulations, option holders do not recognize any taxable income upon receipt of an NSO. Upon the exercise of an NSO, the difference between the exercise price of and the fair market value of the shares as of date of exercise is taxable to the option holder and the fair market value of the shares as of the date of exercise price is taxable to the option holder as ordinary income. This difference between the exercise price and the fair market value of the shares when purchased, or "spread" is treated as compensation to the holder for federal income tax purposes and is subject to income tax withholding. We receive a business deduction for federal tax purposes on the amount of the spread in the year in which the option is exercised.

     When shares purchased upon exercise of the NSO are sold, gain or loss on the shares is taxed as short or long term gain, based on the length of time the shares were held. The option holder's tax basis in shares purchased solely for cash on exercise of an NSO will be equal to the fair market value of the shares on the date of exercise. If the option holder exercises his or her option by surrendering common stock of our company which the option holder already owns, the tax basis in the surrendered shares will be carried over to the shares received on exercise of the option, plus the amount of the spread.

Incentive Stock Options

     A person who receives an ISO is not subject to federal income taxation either upon receipt of the option or upon exercise of that option. In turn, we do not receive a tax deduction upon the option holder's exercise of an ISO. Upon the sale of the stock purchased upon the exercise of an ISO, all gain or loss realized on the sale of the shares is treated as long term capital gain or loss. However, if the sale takes place within one year following the issuance of shares purchased through the exercise of the ISO or within two years following the grant of the option, the holder of the ISO will be taxed as if he or she had received an NSO and we will receive the tax deduction described in the section discussion NSOs.

     An option holder's tax basis in shares issued upon exercise of an ISO will be equal to the amount of cash paid for the shares. If some of all of the payment of the exercise price is made in the form of an exchange of other common stock of the company held by the option holder, the option holder's tax basis in the surrendered shares will be carried over to the shares received upon exercise of the ISO, increased by the amount of cash, if any, paid to exercise the option.

     Although the holder of an ISO is not taxed upon the exercise of the option for federal income tax purposes, the spread is treated as an adjustment to the alternative minimum tax of that option holder in the year of exercise. As a consequence, an option holder may be subject to alternative minimum tax from exercising an ISO.

Awards of Options to Date

     All options that have been granted to date have been nonstatutory stock options that were granted under the Company's 1998 Stock Option Plan (the "1998 Plan"). To date, the 1998 Plan has not been approved by the majority of our company's outstanding shares. The following are the NSO options granted to (1) the Chief Executive Officer, (2) all current executive officers as a group; (3) all current directors who are not executive officers as a group; and (4) all employees, including all current officers who are not executive officers, as a group.

Douglas Haffer

     In October 1998, Douglas Haffer received an option to purchase 800,000 shares of our common stock at an exercise price of $0.095 per share. On February 1, 2000, Mr. Haffer received another option to purchase 800,000 shares of our common stock at an exercise price "at the lowest price permitted under our 1998 Stock Option Plan such that the grant or exercise of the options will not create a taxable event."

All Current Executive Officers as a Group

     Mr. Douglas Haffer, our current CEO and CFO, has options to purchase 1,600,000 shares of our company's Common Stock.

     Dana Miller, our current Vice President, has options to purchase 800,000 shares of our company's Common Stock.



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

     Sonny Rath, our current COO, has options to purchase 4,400,000 shares of our company's Common Stock. Options to purchase one-fourth (1/4) of these shares will vest on January 3, 2002. The remaining options will vest on an equal monthly basis for the 36 months thereafter.

All Current Directors Who Are Not Executive Officers as a Group

     Ramsey Sweis has options to purchase 250,000 shares of our company's Common Stock.

     Robert Klein has options to purchase 250,000 shares of our company's Common Stock.

All Employees, Including All Current Officers Who Are Not Executive Officers, as a Group

     Fernando Fernandez has options to purchase 25,000 shares of our company's Common Stock

     Patrice Sivadd has options to purchase 25,000 shares of our company's Common Stock.

Required Vote for Approval

     Approval of our 2001 Stock Option Plan will require the affirmative vote of a majority of the outstanding shares of our company's stock. Each share is entitled to one vote. Unless the shareholders specify to the contrary in their proxies or specifically abstain from voting on this matter, all of the proxies solicited by the Board of Directors will be voted FOR this proposal to approve our 2001 Stock Option Plan. Abstention votes and broker non-votes will have the effect of a vote against the approval of our 2001 Stock Option Plan.

     The Board of Directors recommends that the shareholders vote "FOR" approval of our 2001 Stock Option Plan.

                                PROPOSAL NUMBER 5

                   APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected Reuben E. Price & Co. ("Reuben E. Price") as the independent public accountants for our company for the fiscal year ending December 31, 2001.

     It is anticipated that representatives from Reuben E. Price will be present at the Meeting. If representatives are present, they will be provided an opportunity to make a statement should they wish to do so and to respond to appropriate questions.

Required Vote for Approval

     Approval of Reuben E. Price as the independent public accountants for our company will require the affirmative vote of a majority of the outstanding shares of our stock. Each share is entitled to one vote. Unless the shareholders specify to the contrary in their proxies or specifically abstain from voting on this matter, all of the proxies solicited by the Board of Directors will be voted FOR this proposal to approve Reuben E. Price as the independent public accountants for our company. Abstention votes and broker non-votes will have the effect of a vote against the approval of Reuben E. Price as the independent public accountants for our company.

     The Board of Directors recommends a vote "FOR" approval of Reuben E. Price as our independent public accountants for the fiscal year ending September 30, 2001.

                     SUBMISSION OF SHAREHOLDER PROPOSALS FOR
                      2002 ANNUAL MEETING OF SHAREHOLDERS

     The 2002 Annual Meeting of Shareholders has been scheduled to take place on February 15, 2002. Shareholder proposals for presentation at that meeting must be received by the Company by no later than September 3, 2001.



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

                                 OTHER BUSINESS

     It is not intended that any business other than that set forth in the Notice of Annual Meeting and more specifically described in this Proxy Statement will be brought before the Annual Meeting. If any other business should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on that business or any matters dealing with the conduct of the Annual Meeting pursuant to the discretionary authority granted in the proxy.

February 15, 2001

                                      By Order of the Board of Directors


                                       /s/
                                      Douglas P. Haffer,
                                      President

                    WORLD WIDE WIRELESS COMMUNICATIONS, INC.

                PROXY FOR THE 2001 ANNUAL MEETING OF STOCKHOLDERS

Vote on Directors

1. To elect six directors, with the following persons to be presented at the meeting by the current Board of Directors for election to the Board of
       Directors: (01) John Cutter, (02) Douglas P. Haffer, (03) Robert Klein,
       (04) Sonny Rath, (05) Ramsey Sweis and (06) Andy Reckles.

         / / For All            / / Withhold All              / / For All Except

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

------------------------------------


Vote On Proposals

2. To approve an amendment to the Articles of Incorporation to increase the authorized Common Stock of the Company to 300,000,000 shares. .

             / / FOR                 / / AGAINST                / / ABSTAIN


3. To approve an amendment to the Articles of Incorporation to authorize the Company to issue up to a maximum of 10,000,000 shares of Preferred Stock.

         / / FOR                 / / AGAINST                / / ABSTAIN


4.     To approve the Company's 2001 Stock Option Plan.

         / / FOR                 / / AGAINST                / / ABSTAIN


5. To ratify the appointment of Reuben E. Price & Co. as the independent public accountants of the Company.

Note: To take action upon any other matters that may properly come before the meeting or any adjournments thereof.

Date:_____________


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Signature